EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(In Thousands, Except Per Share Data) (Unaudited)

	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2015	2014	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$16,471	$17,086	-3.60%
Return on Average Assets	1.32%	1.38%	-4.35%
Return on Average Equity	8.72%	9.21%	-5.32%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,223,417	$1,241,963	-1.49%
Available-for-Sale Securities	420,290	516,807	-18.68%
Loans (Net)	696,991	623,209	11.84%
Allowance for Loan Losses	7,889	7,336	7.54%
Deposits and Repo Sweep Accounts	940,530	973,526	-3.39%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	152,448	152,505	-0.04%
Trust Assets Under Management	814,788	825,918	-1.35%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$1.35	$1.38	-2.17%
Net Income - Diluted	$1.35	$1.38	-2.17%
Dividends	$1.04	$1.04	0.00%
Common Book Value	$15.39	$15.34	0.33%
Tangible Common Book Value	$14.41	$14.36	0.35%
Market Value (Last Trade)	$21.00	$20.67	1.60%
Market Value / Common Book Value	136.45%	134.75%	1.26%
Market Value / Tangible Common Book Value	145.73%	143.94%	1.24%
Price Earnings Multiple (Annualized)	15.56	14.98	3.87%
Dividend Yield (Annualized)	4.95%	5.03%	-1.59%
Common Shares Outstanding, End of Period	12,180,623	12,279,980	-0.81%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.49%	14.34%	1.05%
Nonperforming Assets / Total Assets	1.31%	1.34%	-2.24%
Allowance for Loan Losses / Total Loans	1.12%	1.16%	-3.45%
Total Risk Based Capital Ratio (a)	24.45%	27.60%	-11.41%
Tier 1 Risk Based Capital Ratio (a)	23.40%	26.26%	-10.89%
Common Equity Tier 1 Risk Based Capital Ratio (a)	23.40%
Leverage Ratio (a)	14.31%	13.89%	3.02%

AVERAGE BALANCES
Average Assets	$1,243,209	$1,239,897	0.27%
Average Equity	$188,905	$185,469	1.85%

(a) Capital ratios for the most recent period are estimated. The Common Equity Tier 1 Risk Based Capital Ratio became applicable to the Corporation in the first quarter 2015.

1

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(In Thousands) (Unaudited)

	For the Three Months Ended:
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2015	2015	2015	2015	2014	2014	2014	2014
Interest income	$11,036	$11,134	$11,186	$11,163	$11,468	$11,572	$11,563	$11,406
Interest expense	1,087	1,126	1,176	1,213	1,257	1,287	1,290	1,288
Net interest income	9,949	10,008	10,010	9,950	10,211	10,285	10,273	10,118
Provision (credit) for loan losses	319	302	221	3	123	218	446	(311)
Net interest income after provision (credit)
for loan losses	9,630	9,706	9,789	9,947	10,088	10,067	9,827	10,429
Other income	3,994	3,961	3,962	3,487	3,802	3,887	3,980	3,751
Net gains on available-for-sale securities	1,776	79	932	74	210	760	103	31
Loss on prepayment of borrowings	1,663	0	910	0	0	0	0	0
Other expenses	8,411	8,117	7,964	8,464	8,250	9,036	8,347	8,524
Income before income tax provision	5,326	5,629	5,809	5,044	5,850	5,678	5,563	5,687
Income tax provision	1,261	1,395	1,452	1,229	1,482	1,411	1,400	1,399
Net income	$4,065	$4,234	$4,357	$3,815	$4,368	$4,267	$4,163	$4,288
Net income per share – basic	$0.33	$0.35	$0.36	$0.31	$0.36	$0.34	$0.33	$0.35
Net income per share – diluted	$0.33	$0.35	$0.36	$0.31	$0.35	$0.34	$0.33	$0.34

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec. 31,	Sept. 30,	Dec. 31,
	2015	2015	2014
ASSETS
Cash & Due from Banks	$36,061	$32,221	$36,047
Available-for-Sale Securities	420,290	461,713	516,807
Loans Held for Sale	280	76	0
Loans, Net	696,991	672,449	623,209
Intangible Assets	11,972	11,978	11,994
Other Assets	57,823	54,094	53,906
TOTAL ASSETS	$1,223,417	$1,232,531	$1,241,963

LIABILITIES
Deposits	$935,615	$961,112	$967,989
Repo Sweep Accounts	4,915	5,744	5,537
Total Deposits and Repo Sweeps	940,530	966,856	973,526
Borrowed Funds	87,348	67,342	73,060
Other Liabilities	8,052	8,233	7,015
TOTAL LIABILITIES	1,035,930	1,042,431	1,053,601

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income/ Loss	184,959	183,978	183,002
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on
Available-for-sale Securities	2,493	6,116	5,281
Defined Benefit Plans Adjustment, Net	35	6	79
TOTAL SHAREHOLDERS' EQUITY	187,487	190,100	188,362
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,223,417	$1,232,531	$1,241,963

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AVAILABLE-FOR-SALE SECURITIES

(In Thousands)

	December 31, 2015		September 30, 2015		December 31, 2014
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$10,663	$10,483	$15,664	$15,621	$27,221	$26,676
Obligations of states and political subdivisions:
Tax-exempt	103,414	107,757	108,115	112,396	120,086	124,839
Taxable	34,317	34,597	34,464	35,124	33,637	33,878
Mortgage-backed securities	73,227	73,343	71,681	72,697	82,479	83,903
Collateralized mortgage obligations,
Issued by U.S. Government agencies	193,145	191,715	216,981	218,052	239,620	238,823
Other collateralized debt obligations	9	9	34	34	34	34
Total debt securities	414,775	417,904	446,939	453,924	503,077	508,153
Marketable equity securities	1,680	2,386	5,365	7,789	5,605	8,654
Total	$416,455	$420,290	$452,304	$461,713	$508,682	$516,807

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	Dec. 31,	Sept. 30,	Dec. 31,
	2015	2015	2014
Residential mortgage:
Residential mortgage loans - first liens	$304,783	$298,096	$291,882
Residential mortgage loans - junior liens	21,146	20,601	21,166
Home equity lines of credit	39,040	38,585	36,629
1-4 Family residential construction	21,121	23,633	16,739
Total residential mortgage	386,090	380,915	366,416
Commercial:
Commercial loans secured by real estate	154,779	135,760	145,878
Commercial and industrial	75,196	72,011	50,157
Political subdivisions	40,007	40,186	17,534
Commercial construction and land	5,122	6,852	6,938
Loans secured by farmland	7,019	7,521	7,916
Multi-family (5 or more) residential	9,188	9,181	8,917
Agricultural loans	4,671	4,588	3,221
Other commercial loans	12,152	12,691	13,334
Total commercial	308,134	288,790	253,895
Consumer	10,656	10,160	10,234
Total	704,880	679,865	630,545
Less: allowance for loan losses	(7,889)	(7,416)	(7,336)
Loans, net	$696,991	$672,449	$623,209

Loans Held for Sale

(In Thousands)

	Dec. 31,	Sept. 30,	Dec. 31,
	2015	2015	2014
Residential mortgage loans originated and serviced - outstanding balance	$152,728	$152,351	$152,505
Less: outstanding balance of loans sold	(152,448)	(152,275)	(152,505)
Loans held for sale, net	$280	$76	$0

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2015	2015	2015	2014
Balance, beginning of period	$7,416	$7,300	$7,336	$8,663
Charge-offs	(66)	(197)	(562)	(2,139)
Recoveries	220	11	270	336
Net recoveries (charge-offs)	154	(186)	(292)	(1,803)
Provision for loan losses	319	302	845	476
Balance, end of period	$7,889	$7,416	$7,889	$7,336

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(In Thousands)

	Dec 31,	Sept. 30,	Dec 31,
	2015	2015	2014
Impaired loans with a valuation allowance	$1,933	$1,963	$3,241
Impaired loans without a valuation allowance	8,041	7,812	9,075
Total impaired loans	$9,974	$9,775	$12,316

Total loans past due 30-89 days and still accruing	$7,057	$4,780	$7,121

Nonperforming assets:
Total nonaccrual loans	$11,517	$11,632	$12,610
Total loans past due 90 days or more and still accruing	3,229	2,833	2,843
Total nonperforming loans	14,746	14,465	15,453
Foreclosed assets held for sale (real estate)	1,260	1,363	1,189
Total nonperforming assets	$16,006	$15,828	$16,642

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,267	$1,043	$1,807
Nonperforming	5,097	5,182	5,388
Total TDRs	$6,364	$6,225	$7,195

Total nonperforming loans as a % of loans	2.09%	2.13%	2.45%
Total nonperforming assets as a % of assets	1.31%	1.28%	1.34%
Allowance for loan losses as a % of total loans	1.12%	1.09%	1.16%
Allowance for loan losses as a % of nonperforming loans	53.50%	51.27%	47.47%

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Analysis of Average Daily Balances and Annualized Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2015	Return/	9/30/2015	Return/	12/31/2014	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$327,225	2.05%	$361,481	2.02%	$383,802	2.10%
Tax-exempt	105,118	4.99%	111,735	5.14%	121,735	5.22%
Total available-for-sale securities	432,343	2.76%	473,216	2.75%	505,537	2.85%
Interest-bearing due from banks	20,168	0.39%	19,774	0.44%	31,655	0.39%
Loans held for sale	406	5.86%	245	8.10%	151	7.88%
Loans receivable:
Taxable	629,294	5.04%	610,516	5.10%	587,675	5.40%
Tax-exempt	61,339	4.52%	63,219	4.50%	39,909	5.28%
Total loans receivable	690,633	5.00%	673,735	5.05%	627,584	5.40%
Total Earning Assets	1,143,550	4.07%	1,166,970	4.04%	1,164,927	4.16%
Cash	16,390		16,961		16,310
Unrealized gain/loss on securities	7,637		7,015		8,222
Allowance for loan losses	(7,525)		(7,376)		(7,476)
Bank premises and equipment	15,499		15,808		16,415
Intangible Asset - Core Deposit Intangible	32		38		58
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	38,037		38,294		38,442
Total Assets	$1,225,562		$1,249,652		$1,248,840

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$195,439	0.11%	$197,189	0.11%	$190,681	0.11%
Money market	192,825	0.16%	202,106	0.15%	198,999	0.14%
Savings	127,744	0.10%	128,939	0.10%	122,955	0.10%
Certificates of deposit	116,699	0.68%	125,886	0.66%	128,750	0.73%
Individual Retirement Accounts	107,484	0.41%	109,661	0.41%	116,672	0.40%
Other time deposits	678	0.00%	1,514	0.26%	677	0.59%
Total interest-bearing deposits	740,869	0.25%	765,295	0.25%	758,734	0.27%
Borrowed funds:
Short-term	17,395	0.39%	12,972	0.28%	6,886	0.12%
Long-term	59,929	3.96%	62,876	3.98%	73,092	4.03%
Total borrowed funds	77,324	3.16%	75,848	3.34%	79,978	3.69%
Total Interest-bearing Liabilities	818,193	0.53%	841,143	0.53%	838,712	0.59%
Demand deposits	207,534		212,022		213,230
Other liabilities	9,149		8,803		9,144
Total Liabilities	1,034,876		1,061,968		1,061,086
Stockholders' equity, excluding
other comprehensive income/loss	185,716		183,116		182,336
Other comprehensive income/loss	4,970		4,568		5,418
Total Stockholders' Equity	190,686		187,684		187,754
Total Liabilities and Stockholders' Equity	$1,225,562		$1,249,652		$1,248,840
Interest Rate Spread		3.54%		3.51%		3.57%
Net Interest Income/Earning Assets		3.69%		3.66%		3.73%

Total Deposits (Interest-bearing and Demand)	$948,403		$977,317		$971,964

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the

Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

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Analysis of Average Daily Balances and Annualized Rates

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2015	Return/	12/31/2014	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$366,448	2.07%	$371,125	2.16%
Tax-exempt	112,700	5.21%	123,809	5.31%
Total available-for-sale securities	479,148	2.81%	494,934	2.95%
Interest-bearing due from banks	22,201	0.42%	32,510	0.39%
Loans held for sale	222	7.21%	204	7.84%
Loans receivable:
Taxable	603,771	5.19%	589,120	5.45%
Tax-exempt	53,956	4.72%	38,633	5.54%
Total loans receivable	657,727	5.15%	627,753	5.46%
Total Earning Assets	1,159,298	4.09%	1,155,401	4.24%
Cash	16,639		16,865
Unrealized gain/loss on securities	8,871		6,350
Allowance for loan losses	(7,380)		(7,992)
Bank premises and equipment	15,911		16,789
Intangible Asset - Core Deposit Intangible	41		70
Intangible Asset - Goodwill	11,942		11,942
Other assets	37,887		40,472
Total Assets	$1,243,209		$1,239,897

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$195,940	0.11%	$183,874	0.12%
Money market	196,585	0.15%	198,990	0.14%
Savings	128,355	0.10%	121,685	0.10%
Certificates of deposit	121,803	0.68%	134,732	0.79%
Individual Retirement Accounts	110,659	0.41%	120,016	0.39%
Other time deposits	1,031	0.10%	1,039	0.10%
Total interest-bearing deposits	754,373	0.26%	760,336	0.28%
Borrowed funds:
Short-term	11,428	0.28%	6,744	0.13%
Long-term	66,214	4.00%	73,196	4.03%
Total borrowed funds	77,642	3.45%	79,940	3.70%
Total Interest-bearing Liabilities	832,015	0.55%	840,276	0.61%
Demand deposits	213,828		205,082
Other liabilities	8,461		9,070
Total Liabilities	1,054,304		1,054,428
Stockholders' equity, excluding
other comprehensive income/loss	183,125		181,271
Other comprehensive income/loss	5,780		4,198
Total Stockholders' Equity	188,905		185,469
Total Liabilities and Stockholders' Equity	$1,243,209		$1,239,897
Interest Rate Spread		3.54%		3.63%
Net Interest Income/Earning Assets		3.69%		3.80%

Total Deposits (Interest-bearing and Demand)	$968,201		$965,418

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the

Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

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COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2015	2015	2014	2015	2014
Service charges on deposit accounts	$1,235	$1,302	$1,213	$4,864	$5,025
Service charges and fees	121	137	133	494	538
Trust and financial management revenue	1,148	1,123	1,165	4,626	4,490
Brokerage revenue	199	215	219	839	901
Insurance commissions, fees and premiums	22	24	15	109	118
Interchange revenue from debit card transactions	479	482	485	1,935	1,959
Net gains from sales of loans	162	243	211	735	768
(Decrease) increase in fair value of servicing rights	(25)	13	(62)	(162)	(27)
Increase in cash surrender value of life insurance	92	95	98	386	376
Net (loss) gain from premises and equipment	0	(1)	0	(1)	8
Other operating income	561	328	325	1,579	1,264
Total other operating income, before realized
gains on available-for-sale securities, net	$3,994	$3,961	$3,802	$15,404	$15,420

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2015	2015	2014	2015	2014
Salaries and wages	$3,848	$3,744	$3,562	$14,682	$15,121
Pensions and other employee benefits	1,084	1,016	1,206	4,420	4,769
Occupancy expense, net	589	623	626	2,574	2,628
Furniture and equipment expense	462	477	460	1,860	1,859
FDIC Assessments	149	155	156	603	600
Pennsylvania shares tax	297	311	336	1,174	1,350
Professional fees	175	128	272	538	699
Automated teller machine and interchange expense	253	234	256	988	924
Software subscriptions	259	209	209	876	784
Other operating expense	1,295	1,220	1,167	5,241	5,423
Total noninterest expense, before loss on
prepayment of borrowings	8,411	8,117	8,250	32,956	34,157
Loss on prepayment of borrowings	1,663	0	0	2,573	0
Total noninterest expense	$10,074	$8,117	$8,250	$35,529	$34,157

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